UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03061)

Exact name of registrant as specified in charter:	Putnam Global Natural Resources Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009— August 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
EBERX

Putnam Global Natural Resources Fund

Annual report
8 | 31 | 10

A world of investing.℠

Putnam Investments

This GLOBAL SECTOR FUND invests in stocks of natural resources companies worldwide.

Putnam Global
Natural Resources
Fund

Annual report
8 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	44

Shareholder meeting results	45

About the Trustees	46

Officers	48

Message from the Trustees

Dear Fellow Shareholder:

More than two years have passed since the global financial crisis reached its peak in September 2008. Although conditions have improved since then, investors find themselves in uncertain territory again today. And while the economic recovery has been painfully slow, corporate America is showing signs of health. Companies have posted impressive earnings results this year and have taken advantage of low interest rates to gain more financial flexibility going forward.

We believe Putnam’s risk-focused, active-management approach is well-suited for pursuing opportunities for shareholders in today’s volatile investment environment. Compared with 2009’s bull market, times like these require a greater degree of investment analysis and security-selection skill.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in natural resources stocks for over 30 years

From the OPEC-driven oil crisis of the 1970s to the more recent commodities boom, the balance of geopolitical stability, technological development, and economic growth has shaped natural resources markets.

For more than 30 years, Putnam Global Natural Resources Fund has sought to capitalize on that ever-changing balance by investing in stocks of companies that can profit from the global demand for natural resources.

The fund’s diversification sets it apart in two respects: First, its view of natural resources industries is broader and includes energy, metals and mining, paper, chemical, and natural resource equipment and infrastructure companies; and second, it has a global scope. Stock prices in the natural resources sector rise and fall with supply and demand imbalances, so this strategy helps offset that volatility while enabling the fund’s managers to pursue a wider field of opportunities.

From chemicals, construction, and railroads to forest products and packaging, the portfolio managers consider stocks in a wide array of areas, with support from a team of analysts. Among the promising stocks the managers have targeted recently are those of fertilizer, seed, and agrochemical companies. These companies may offer strong growth potential as world population has increased, wealth has grown in emerging markets, and demand for high-protein food has risen along with a greater need for fertilizer that can make land and crops more productive.

Another benefit for investors is the fund’s flexible strategy, which allows the fund to own growth- or value-style stocks, as it seeks to deliver competitive returns no matter which style is in favor.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to certain redemptions or exchanges. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Energy & Materials Index, was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio managers

Steven Curbow and John Morgan

How did the fund perform for the year ended August 31, 2010?

John: During a period of great volatility in both the global economy and stock markets, Putnam Global Natural Resources Fund’s class A shares returned –0.44%, underperforming its benchmark, the MSCI World Energy & Materials Index, which gained 1.32%, and underperforming the average 1.08% return of its Lipper peer group, Global Natural Resources Funds.

John, you mentioned the volatile nature of the global economy during the period. What did that backdrop look like?

The past 12 months consisted of two dramatically different market environments. In 2009 and early 2010, equity markets performed well in anticipation of stronger global economic growth. During this positive phase, many global natural resources and commodities stocks performed well, with investors willing to invest in some riskier companies within the sector. Then, in the second quarter of 2010, anxiety grew over the high sovereign debt levels of Greece and other eurozone countries. At this time, governments around the world began to withdraw stimulus funds. China, the world’s largest importer of commodities, announced that it would be taking steps to slow its economy in an effort to curb inflation. All of these factors formed an economic tsunami that hit rather quickly. Almost overnight, the investment climate reversed itself, with investors now worried about the stability of the global recovery and fearing that the U.S. economy would experience a double-dip recession.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

What was your investment strategy during the period?

John: At the beginning of 2009, many natural resources stocks were sold. Share prices sank to very attractive levels and then bounced back significantly. Then, as I mentioned, beginning in April 2010 the situation changed. Since that time, the portfolio has been more underweight in steel and cement-related holdings because of the global economic slowdown. At the same time, the portfolio has been overweight agriculture chemicals, metals, and mining. Copper, in particular, held up extraordinarily well during the period, rising to more than $3.50 a pound. Copper is used in plumbing, electrical wires, telecommunications, and electronic products, and is a popular investment in times of economic recovery. The news during the period that China had been importing large amounts of copper fueled speculation that growing demand from emerging markets would drive up prices on the metal.

What were some companies that helped performance during the period?

John: A greater-than-benchmark weighting to Agrium, North America’s largest producer and wholesaler of fertilizer, was the top contributor. The fund established a position in Agrium in July 2009 when the company’s share price was depressed. Agrium has performed well because demand for fertilizer is stronger due to a robust pickup in global agricultural activity after the recession. In addition, meat consumption in China has increased and fertilizer is critical to grow grains used to feed livestock. Our overweight holding to BHP Billiton, a large U.K.-based mining company, also helped returns. Both China and India are two of the world’s fastest-growing economies and have ambitious plans to build infrastructure such as railroads and roadways over the next several years. BHP sells the natural resources that China and India both lack, including copper, iron ore, and metallurgical coal (coke) used in the production of steel.

Country allocations are shown as a percentage of the fund’s net assets. Weightings will vary over time.

Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Steve, BP was the top contributor on the energy side of the portfolio. Why was that as this is a surprising development given the year that BP had?

That’s right, the top contributor was BP, which as we all know was responsible for the catastrophic oil spill in the Gulf of Mexico that began with the Deepwater Horizon oil rig explosion on April 20, 2010. We were overweight in BP during the first calendar quarter of 2010. However, upon news of the Gulf disaster, we reduced our holdings to an underweight position. Prior to the spill, BP had actually performed well as the company’s profits benefited from cost reductions and efficiency improvements. Fortunately, we were able to bank a lot of that positive performance, and avoid the ensuing slide in the stock price, by going underweight upon the news of the spill.

Newfield Exploration, a natural gas exploration and production company, also helped performance. The fund was overweight in the stock as Newfield benefited from a positive supply-and-demand scenario that took place within the natural gas industry in the U.S. market last fall. Production of natural gas declined and demand increased, and Newfield shares rallied as a result. Now we are seeing natural gas inventories increasing, and we expect long-term demand for natural gas to be strong. The portfolio no longer holds Newfield shares.

What held back performance?

John: Our decision not to hold shares of Potash Corp. of Saskatchewan, the world’s biggest exporter of potash, also hurt performance. Potash shares appreciated significantly as a result of bidding activity for the stock late in the period. Potash is a common name for potassium carbonate and other potassium-based compounds used in fertilizers. In August, BHP bid $38.6 billion for Potash, but the bid was rejected. Most

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/10. Short-term holdings are excluded. Holdings will vary over time.

recently, China’s state-owned Sinochem is said to be raising billions of dollars for a rival bid for the potash company.

Steve: Petrohawk Energy, which owns oil and gas wells in Arkansas, Texas, and Oklahoma, was a top detractor. As I mentioned, there is currently a significant oversupply of natural gas, and we are waiting for the fundamentals of this market to improve. Wall Street assumed that Petrohawk would issue more shares in order to grow its business, and the stock had sold off earlier in the period on fear of a dilution in share price for existing shareholders. Our thesis has been that the company will not need to issue new shares to grow. The company has been expanding its production, and we believe it can continue to do so in 2011 with cash flows, debt, and planned asset sales. The fund continues to be overweight in Petrohawk.

Another detractor was the fund’s greater-than-benchmark position in Transocean, the offshore drilling company that owned the Deepwater Horizon oil rig and leased it to BP. We acquired the stock in April and May 2009 and again in May and July 2010 on the belief that the company was going to initiate a dividend policy, which investors were looking forward to. After the rig explosion, Transocean shares underperformed considerably, with shares plummeting more than 50% in just six weeks. We exited the stock, but unfortunately not as quickly as we did with the BP shares that were sold. We no longer hold the stock in the portfolio.

How does the fund use derivatives?

John: We use currency forwards to hedge portions of our foreign currency exposures. The currency forwards allow us to pursue strategies that can help protect the fund from adverse movements in exchange rates. During the period, we also used total return swaps, another hedging tool.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

All data reflect new calculation methodology in effect within the past six months.

What is your outlook?

John: The outlook for basic materials will ultimately hinge on the direction of the global economy. For basic materials, the trend will be one of continued growth, driven by China and India. I think the odds of a double-dip recession are relatively low, and the outlook for diversified mining companies’ stocks is very favorable at these prices. I believe that global developed and developing economies will continue to expand but at a slower pace than we have experienced in recent years.

Steve: Oil and gas prices, and their stocks, have declined enough to reflect what I believe are the true fundamental conditions, and we are now seeing more attractive opportunities than we did a couple of months ago. Uncertainty remains as to when the drilling moratorium in the Gulf will end, and the timing will have an impact on how stocks, particularly in the service industry, will perform. It is my expectation that the timing will be around the end of 2010, and any new regulations borne out of this unfortunate event will not have a dramatic impact on the business.

Steve and John, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Steven Curbow is an Analyst and Energy and Basic Materials Sector Team Leader at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Southern California. Steven joined Putnam in 2008 and has been in the investment industry since 1996.

Portfolio Manager John Morgan has an M.B.A. from the Johnson School of Management at Cornell University and a B.A. from Denison University. A Certified Financial Planner, John has been in the investment industry since he joined Putnam in 1994.

IN THE NEWS

With signs that the global recovery is losing steam, central banks may need to provide additional stimulus and postpone plans to cut budget deficits. The pace of world economic growth during the second half of 2010 will be slower than previously expected, says the Organisation for Economic Co-operation and Development.

The Paris-based think tank predicts annualized growth in the Group of Seven leading industrial nations will slow to 1.4% in the third quarter and 1% in the final three months of 2010. This follows expansions of 3.2% and 2.5% in the first and second quarters of 2010, respectively.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/24/80)		(2/1/94)		(7/26/99)		(7/3/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.17%	6.95%	6.29%	6.29%	6.36%	6.36%	6.56%	6.43%	6.90%	7.21%

10 years	88.32	77.48	74.66	74.66	74.54	74.54	79.09	72.85	83.71	90.72
Annual average	6.53	5.90	5.74	5.74	5.73	5.73	6.00	5.63	6.27	6.67

5 years	–1.36	–7.03	–4.99	–5.99	–5.04	–5.04	–3.80	–7.15	–2.62	–0.10
Annual average	–0.27	–1.45	–1.02	–1.23	–1.03	–1.03	–0.77	–1.47	–0.53	–0.02

3 years	–31.88	–35.81	–33.42	–34.77	–33.43	–33.43	–32.89	–35.23	–32.41	–31.36
Annual average	–12.01	–13.74	–12.68	–13.27	–12.68	–12.68	–12.45	–13.48	–12.24	–11.79

1 year	–0.44	–6.17	–1.15	–6.07	–1.21	–2.19	–0.91	–4.36	–0.72	–0.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Class B performance does not assume conversion to class A shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to certain redemptions or exchanges.

Comparative index returns For periods ended 8/31/10

	MSCI World Energy &	Lipper Global Natural Resources
	Materials Index	Funds category average†

Annual average (life of fund)	—*	7.36%

10 years	—*	197.70
Annual average	—*	10.91

5 years	17.80%	18.36
Annual average	3.33	3.22

3 years	–21.35	–23.16
Annual average	–7.69	–8.89

1 year	1.32	1.08

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s benchmark, the MSCI World Energy & Materials Index, was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/10, there were 123, 86, 50, 32, and 3 funds, respectively, in this Lipper category.

* The fund’s benchmark, the MSCI World Energy & Materials Index, was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,466 and $17,454, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,285 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,371 and $19,072, respectively.

Fund price and distribution information For the 12-month period ended 8/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.201		$0.075	$0.095	$0.130		$0.172	$0.241

Capital gains	—		—	—	—		—	—

Total	$0.201		$0.075	$0.095	$0.130		$0.172	$0.241

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$16.87	$17.90	$15.11	$15.47	$16.08	$16.66	$16.58	$16.97

8/31/10	16.62	17.63	14.87	15.20	15.82	16.39	16.31	16.73

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/24/80)		(2/1/94)		(7/26/99)		(7/3/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.58%	7.36%	6.70%	6.70%	6.77%	6.77%	6.97%	6.84%	7.31%	7.62%

10 years	113.82	101.54	98.38	98.38	98.30	98.30	103.39	96.25	108.79	116.61
Annual average	7.90	7.26	7.09	7.09	7.09	7.09	7.36	6.97	7.64	8.04

5 years	5.43	–0.64	1.55	0.48	1.58	1.58	2.87	–0.75	4.15	6.81
Annual average	1.06	–0.13	0.31	0.10	0.31	0.31	0.57	–0.15	0.82	1.33

3 years	–29.14	–33.21	–30.70	–32.11	–30.69	–30.69	–30.15	–32.60	–29.64	–28.57
Annual average	–10.85	–12.59	–11.51	–12.11	–11.50	–11.50	–11.27	–12.32	–11.06	–10.61

1 year	5.39	–0.69	4.62	–0.38	4.63	3.63	4.95	1.29	5.15	5.69

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/09*	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

Annualized expense ratio for the six-month period
ended 8/31/10†	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses based on a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Natural Resources Fund from March 1, 2010, to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.38	$9.98	$9.98	$8.78	$7.58	$5.17

Ending value (after expenses)	$916.70	$913.40	$912.90	$914.40	$915.30	$917.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2010, use the following calculation method. To find the value of your investment on March 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.72	$10.51	$10.51	$9.25	$7.98	$5.45

Ending value (after expenses)	$1,018.55	$1,014.77	$1,014.77	$1,016.03	$1,017.29	$1,019.81

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Energy & Materials Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy and materials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 12th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 23rd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 8th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Global Natural Resources Fund’s class A shares’ return net of fees and expenses were positive over the one-year and five-year periods ended December 31, 2009, negative over the three-year period, exceeded the return of its internal benchmark over the one-year period, and trailed the return of its internal benchmark over the three-year and five-year periods.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2010, Putnam employees had approximately $298,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Natural Resources Fund (the fund), including the fund’s portfolio, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 12, 2010

The fund’s portfolio 8/31/10

COMMON STOCKS (98.1%)*	Shares	Value

Chemicals (15.8%)
Agrium, Inc. (Canada)	109,800	$7,639,290

Akzo Nobel NV (Netherlands)	98,203	5,166,421

Albemarle Corp.	86,400	3,463,776

BASF SE (Germany)	131,809	6,895,739

Celanese Corp. Ser. A	130,100	3,473,670

CF Industries Holdings, Inc.	55,100	5,096,750

Dow Chemical Co. (The)	240,100	5,851,237

JSR Corp. (Japan)	114,400	1,680,168

Lanxess AG (Germany)	70,802	3,089,140

Nitto Denko Corp. (Japan)	91,400	2,940,748

Syngenta AG (Switzerland)	40,329	9,279,291

		54,576,230
Combined utilities (1.2%)
El Paso Corp.	361,900	4,122,041

		4,122,041
Construction (0.8%)
HeidelbergCement AG (Germany)	67,022	2,678,455

		2,678,455
Containers (1.8%)
Crown Holdings, Inc. †	226,900	6,321,434

		6,321,434
Energy (oil field) (6.3%)
Cameron International Corp. †	41,600	1,530,048

Global Geophysical Services, Inc. †	139,827	826,378

Halliburton Co.	91,800	2,589,678

National Oilwell Varco, Inc.	102,200	3,841,698

Schlumberger, Ltd.	240,808	12,842,291

		21,630,093
Forest products and packaging (1.1%)
International Paper Co.	183,000	3,744,180

		3,744,180
Metals (21.8%)
ArcelorMittal (Luxembourg)	78,901	2,289,349

BHP Billiton PLC (United Kingdom)	362,940	10,153,818

BlueScope Steel, Ltd. (Australia) †	987,577	1,884,867

Cliffs Natural Resources, Inc.	58,000	3,549,020

Rio Tinto PLC (United Kingdom)	407,727	20,566,996

Teck Resources Limited Class B (Canada)	348,500	11,648,234

ThyssenKrupp AG (Germany)	32,781	889,809

U.S. Steel Corp. S	65,500	2,784,405

Vale SA Class A (Preference) (Brazil)	196,500	4,634,386

Vedanta Resources PLC (United Kingdom)	191,408	5,515,380

Xstrata PLC (United Kingdom)	720,464	11,242,816

		75,159,080
Oil and gas (49.3%)
Anadarko Petroleum Corp.	43,400	1,995,966

Apache Corp.	92,600	8,320,110

BG Group PLC (United Kingdom)	694,077	11,179,633

BP PLC (United Kingdom)	1,873,014	10,877,288

COMMON STOCKS (98.1%)* cont.	Shares	Value

Oil and gas cont.
Cairn Energy PLC (United Kingdom) †	732,809	$5,233,621

Chevron Corp.	271,000	20,097,360

EOG Resources, Inc.	60,700	5,273,009

Exxon Mobil Corp.	295,838	17,501,776

Hess Corp.	81,700	4,105,425

Nexen, Inc. (Canada)	290,530	5,376,656

Occidental Petroleum Corp.	166,106	12,139,026

Petrohawk Energy Corp. †	252,400	3,816,288

Petroleo Brasileiro SA ADR (Brazil)	119,376	3,981,190

Petroleo Brasileiro SA ADR (Preference) (Brazil)	36,200	1,070,072

QEP Resources, Inc. †	52,400	1,521,172

Royal Dutch Shell PLC Class A (United Kingdom)	456,014	12,087,958

Royal Dutch Shell PLC Class B (United Kingdom)	465,461	11,861,165

Santos, Ltd. (Australia)	243,493	3,079,437

Technip SA (France)	102,018	6,647,770

Total SA (France)	310,266	14,438,292

Tullow Oil PLC (United Kingdom)	346,237	6,446,272

Valero Energy Corp.	81,900	1,291,563

Williams Cos., Inc. (The)	97,600	1,769,488

		170,110,537
Total common stocks (cost $348,093,147)		$338,342,050

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	11,896	$643,812

Total convertible preferred stocks (cost $594,800)		$643,812

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 1.625s,
January 15, 2018 [i]	$326,714	$350,783

U.S. Treasury Notes 0.875%, December 31, 2010 [i]	247,000	247,921

Total U.S. Treasury obligations (cost $598,704)		$598,704

SHORT-TERM INVESTMENTS (1.1%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.19% [d]	2,052,000	$2,052,000

Putnam Money Market Liquidity Fund 0.15% [e]	200,709	200,709

U.S. Treasury Bills with effective yields ranging from 0.23%
to 0.24%, November 18, 2010	$474,000	473,863

U.S. Treasury Bills with effective yields ranging from 0.26%
to 0.27%, December 16, 2010	442,000	441,813

U.S. Treasury Bills with effective yields ranging from 0.26%
to 0.29%, March 10, 2011 ##	659,000	658,375

Total short-term investments (cost $3,826,178)		$3,826,760

TOTAL INVESTMENTS

Total investments (cost $353,112,829)		$343,411,326

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2009 through August 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $344,779,634.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $1,773,779 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	41.2%	Switzerland	2.7%

United Kingdom	30.9	Netherlands	1.5

Canada	7.2	Australia	1.5

France	6.2	Japan	1.3

Germany	4.0	Luxembourg	0.7

Brazil	2.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $216,400,655)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	9/15/10	$6,657,638	$6,835,197	$177,559

	British Pound	Sell	9/15/10	7,510,180	7,772,023	261,843

	Canadian Dollar	Buy	9/15/10	2,427,366	2,530,273	(102,907)

	Euro	Buy	9/15/10	851,544	890,244	(38,700)

	Swiss Franc	Sell	9/15/10	1,130,214	1,096,514	(33,700)

Barclays Bank PLC

	British Pound	Sell	9/15/10	12,706,681	13,147,960	441,279

	Japanese Yen	Buy	9/15/10	2,027,152	1,976,500	50,652

	Swiss Franc	Sell	9/15/10	691,217	675,794	(15,423)

Citibank, N.A.

	British Pound	Buy	9/15/10	6,660,911	6,892,727	(231,816)

	Euro	Sell	9/15/10	2,004,876	2,095,043	90,167

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $216,400,655) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Hong Kong Dollar	Sell	9/15/10	$1,198,559	$1,200,953	$2,394

	Singapore Dollar	Sell	9/15/10	664	667	3

	Swiss Franc	Sell	9/15/10	3,238,603	3,167,408	(71,195)

Credit Suisse AG

	British Pound	Sell	9/15/10	7,705,670	7,974,680	269,010

	Canadian Dollar	Buy	9/15/10	6,365,396	6,638,755	(273,359)

	Euro	Sell	9/15/10	1,295,805	1,354,686	58,881

	Japanese Yen	Buy	9/15/10	19,246,299	18,783,814	462,485

	Norwegian Krone	Buy	9/15/10	2,728,016	2,884,092	(156,076)

Deutsche Bank AG

	Australian Dollar	Buy	9/15/10	1,230,374	1,262,605	(32,231)

	Canadian Dollar	Buy	9/15/10	1,535,021	1,599,863	(64,842)

	Euro	Sell	9/15/10	1,767,675	1,847,278	79,603

	Swedish Krona	Buy	9/15/10	1,179,167	1,227,707	(48,540)

Goldman Sachs International

	British Pound	Sell	9/15/10	3,626,603	3,752,785	126,182

	Euro	Buy	9/15/10	1,014,532	1,059,583	(45,051)

	Japanese Yen	Sell	9/15/10	940,407	916,888	(23,519)

	Norwegian Krone	Buy	9/15/10	1,503,285	1,590,050	(86,765)

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/15/10	18,685,615	19,188,174	(502,559)

	British Pound	Sell	9/15/10	3,386,956	3,505,241	118,285

	Hong Kong Dollar	Buy	9/15/10	2,663,921	2,669,054	(5,133)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	9/15/10	4,142,004	4,257,195	(115,191)

	British Pound	Sell	9/15/10	1,586,764	1,642,516	55,752

	Canadian Dollar	Buy	9/15/10	10,597,408	11,048,298	(450,890)

	Euro	Sell	9/15/10	4,083,711	4,264,759	181,048

	Hong Kong Dollar	Sell	9/15/10	1,933,194	1,937,031	3,837

	Japanese Yen	Sell	9/15/10	1,931,266	1,882,814	(48,452)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	9/15/10	2,240,759	2,269,711	28,952

	British Pound	Sell	9/15/10	1,813,378	1,876,389	63,011

	Canadian Dollar	Sell	9/15/10	6,436,221	6,710,065	273,844

	Euro	Sell	9/15/10	6,916,955	7,224,651	307,696

	Japanese Yen	Sell	9/15/10	232,286	226,517	(5,769)

State Street Bank and Trust Co.

	Australian Dollar	Buy	9/15/10	1,707,769	1,752,795	(45,026)

	Canadian Dollar	Buy	9/15/10	9,118,503	9,506,285	(387,782)

	Euro	Buy	9/15/10	8,078,645	8,439,422	(360,777)

UBS AG

	Australian Dollar	Buy	9/15/10	3,977,789	4,081,858	(104,069)

	British Pound	Sell	9/15/10	11,858,332	12,278,555	420,223

	Euro	Buy	9/15/10	5,241,602	5,476,882	(235,280)

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $216,400,655) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Sell	9/15/10	$1,344,846	$1,377,816	$32,970

	British Pound	Sell	9/15/10	1,817,211	1,880,118	62,907

	Japanese Yen	Sell	9/15/10	3,824,711	3,730,420	(94,291)

Total						$(10,760)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/10

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
baskets	17,161	8/16/11	(1 month USD-	A basket	$151,353
			LIBOR-BBA plus	(GSGLPMIN) of
			60 bps)	common stocks

Total					$151,353

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$51,884,948	$84,272,997	$—

Capital goods	6,321,434	—	—

Energy	109,889,194	81,851,436	—

Utilities and power	4,122,041	—	—

Total common stocks	172,217,617	166,124,433	—
Convertible preferred stocks	—	643,812	—

U.S. Treasury obligations	—	598,704	—

Short-term investments	200,709	3,626,051	—

Totals by level	$172,418,326	$170,993,000	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(10,760)	$—

Total return swap contracts	—	151,353	—

Totals by level	$—	$140,593	$—

At the start and/or close of the reporting period, Level 3 other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/10

ASSETS

Investment in securities, at value, including $2,039,520 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $350,860,120)	$341,158,617
Affiliated issuers (identified cost $2,252,709) (Notes 1 and 6)	2,252,709

Foreign currency (cost $3,458) (Note 1)	3,374

Dividends, interest and other receivables	1,156,861

Receivable for shares of the fund sold	113,636

Receivable for investments sold	4,313,959

Unrealized appreciation on swap contracts (Note 1)	151,353

Unrealized appreciation on forward currency contracts (Note 1)	3,568,583

Total assets	352,719,092

LIABILITIES

Payable for investments purchased	33,764

Payable for shares of the fund repurchased	984,425

Payable for compensation of Manager (Note 2)	197,068

Payable for investor servicing fees (Note 2)	101,613

Payable for custodian fees (Note 2)	15,393

Payable for Trustee compensation and expenses (Note 2)	82,119

Payable for administrative services (Note 2)	3,571

Payable for distribution fees (Note 2)	172,506

Unrealized depreciation on forward currency contracts (Note 1)	3,579,343

Collateral on securities loaned, at value (Note 1)	2,052,000

Collateral on certain derivative contracts, at value (Note 1)	598,704

Other accrued expenses	118,952

Total liabilities	7,939,458

Net assets	$344,779,634

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$498,391,243

Undistributed net investment income (Note 1)	7,405,622

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(151,439,799)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(9,577,432)

Total — Representing net assets applicable to capital shares outstanding	$344,779,634

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($284,668,294 divided by 17,133,098 shares)	$16.62

Offering price per class A share (100/94.25 of $16.62)*	$17.63

Net asset value and offering price per class B share ($21,417,570 divided by 1,440,497 shares)**	$14.87

Net asset value and offering price per class C share ($13,292,293 divided by 874,498 shares)**	$15.20

Net asset value and redemption price per class M share ($5,140,954 divided by 325,022 shares)	$15.82

Offering price per class M share (100/96.50 of $15.82)*	$16.39

Net asset value, offering price and redemption price per class R share
($11,191,875 divided by 685,989 shares)	$16.31

Net asset value, offering price and redemption price per class Y share
($9,068,648 divided by 542,156 shares)	$16.73

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/10

INVESTMENT INCOME

Dividends (net of foreign tax of $511,505)	$8,316,894

Interest (including interest income of $10,269 from investments in affiliated issuers) (Note 6)	14,014

Securities lending	204,968

Total investment income	8,535,876

EXPENSES

Compensation of Manager (Note 2)	2,695,859

Investor servicing fees (Note 2)	1,520,853

Custodian fees (Note 2)	112,915

Trustee compensation and expenses (Note 2)	31,015

Administrative services (Note 2)	20,759

Distribution fees — Class A (Note 2)	843,927

Distribution fees — Class B (Note 2)	285,216

Distribution fees — Class C (Note 2)	151,433

Distribution fees — Class M (Note 2)	45,305

Distribution fees — Class R (Note 2)	59,949

Other	283,713

Total expenses	6,050,944

Expense reduction (Note 2)	(53,959)

Net expenses	5,996,985

Net investment income	2,538,891

Net realized gain on investments (Notes 1 and 3)	50,244,959

Net realized gain on swap contracts (Note 1)	972,444

Net realized gain on foreign currency transactions (Note 1)	4,362,160

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(363,538)

Net unrealized depreciation of investments, receivable purchase agreement
and swap contracts during the year	(56,576,403)

Net loss on investments	(1,360,378)

Net increase in net assets resulting from operations	$1,178,513

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/10	Year ended 8/31/09

Operations:
Net investment income	$2,538,891	$4,065,719

Net realized gain (loss) on investments
and foreign currency transactions	55,579,563	(194,032,351)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(56,939,941)	(28,774,970)

Net increase (decrease) in net assets resulting from operations	1,178,513	(218,741,602)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,744,786)	—

Class B	(137,638)	—

Class C	(85,731)	—

Class M	(46,266)	—

Class R	(109,392)	—

Class Y	(146,008)	—

From net realized long-term gain on investments
Class A	—	(36,219,606)

Class B	—	(4,836,271)

Class C	—	(1,756,484)

Class M	—	(617,735)

Class R	—	(841,093)

Class Y	—	(1,049,530)

Redemption fees (Note 1)	19,914	56,087

Decrease from capital share transactions (Note 4)	(45,610,374)	(33,871,922)

Total decrease in net assets	(48,681,768)	(297,878,156)

NET ASSETS

Beginning of year	393,461,402	691,339,558

End of year (including undistributed net investment
income of $7,405,622 and $3,841,651, respectively)	$344,779,634	$393,461,402

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets,	of net investment
	value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%)

Class A
August 31, 2010	$16.87	.13	(.18)	(.05)	(.20)	—	(.20)	— [d]	$16.62	(.44)	$284,668	1.39	1.39	.71	106.97
August 31, 2009	27.99	.19	(9.21)	(9.02)	—	(2.10)	(2.10)	— [d]	16.87	(29.64)	321,830	1.44 [e,f]	1.43 [f]	1.22 [f]	91.97
August 31, 2008	35.18	.29	(.54)	(.25)	(.08)	(6.87)	(6.95)	.01	27.99	(2.76)	559,989	1.18 [f]	1.18 [f]	.87 [f]	98.54
August 31, 2007	31.31	.17	7.36	7.53	(.42)	(3.25)	(3.67)	.01	35.18	26.01	557,614	1.23 [f]	1.23 [f]	.52 [f]	63.78
August 31, 2006	31.01	.14 [g]	4.04	4.18	(.03)	(3.86)	(3.89)	.01	31.31	14.92	471,531	1.20 [f,g]	1.20 [f,g]	.45 [f,g]	56.42

Class B
August 31, 2010	$15.11	(.01)	(.15)	(.16)	(.08)	—	(.08)	— [d]	$14.87	(1.15)	$21,418	2.14	2.14	(.05)	106.97
August 31, 2009	25.66	.06	(8.51)	(8.45)	—	(2.10)	(2.10)	— [d]	15.11	(30.18)	30,849	2.19 [e,f]	2.18 [f]	.45 [f]	91.97
August 31, 2008	32.93	.02	(.43)	(.41)	—	(6.87)	(6.87)	.01	25.66	(3.52)	70,360	1.93 [f]	1.93 [f]	.08 [f]	98.54
August 31, 2007	29.48	(.07)	6.91	6.84	(.15)	(3.25)	(3.40)	.01	32.93	25.05	98,246	1.98 [f]	1.98 [f]	(.24) [f]	63.78
August 31, 2006	29.58	(.10) [g]	3.85	3.75	—	(3.86)	(3.86)	.01	29.48	14.11	121,924	1.95 [f,g]	1.95 [f,g]	(.33) [f,g]	56.42

Class C
August 31, 2010	$15.47	(.01)	(.16)	(.17)	(.10)	—	(.10)	— [d]	$15.20	(1.21)	$13,292	2.14	2.14	(.04)	106.97
August 31, 2009	26.18	.07	(8.68)	(8.61)	—	(2.10)	(2.10)	— [d]	15.47	(30.18)	14,156	2.19 [e,f]	2.18 [f]	.47 [f]	91.97
August 31, 2008	33.46	.04	(.45)	(.41)	—	(6.87)	(6.87)	— [d]	26.18	(3.49)	25,383	1.93 [f]	1.93 [f]	.12 [f]	98.54
August 31, 2007	29.90	(.07)	7.02	6.95	(.15)	(3.25)	(3.40)	.01	33.46	25.07	24,489	1.98 [f]	1.98 [f]	(.24) [f]	63.78
August 31, 2006	29.96	(.10) [g]	3.89	3.79	—	(3.86)	(3.86)	.01	29.90	14.06	24,107	1.95 [f,g]	1.95 [f,g]	(.33) [f,g]	56.42

Class M
August 31, 2010	$16.08	.04	(.17)	(.13)	(.13)	—	(.13)	— [d]	$15.82	(.91)	$5,141	1.89	1.89	.20	106.97
August 31, 2009	27.00	.11	(8.93)	(8.82)	—	(2.10)	(2.10)	— [d]	16.08	(30.03)	5,609	1.94 [e,f]	1.93 [f]	.73 [f]	91.97
August 31, 2008	34.22	.12	(.48)	(.36)	—	(6.87)	(6.87)	.01	27.00	(3.20)	9,172	1.68 [f]	1.68 [f]	.36 [f]	98.54
August 31, 2007	30.55	— [d]	7.17	7.17	(.26)	(3.25)	(3.51)	.01	34.22	25.36	9,283	1.73 [f]	1.73 [f]	.01 [f]	63.78
August 31, 2006	30.46	(.01) [g]	3.95	3.94	—	(3.86)	(3.86)	.01	30.55	14.35	8,036	1.70 [f,g]	1.70 [f,g]	(.04) [f,g]	56.42

Class R
August 31, 2010	$16.58	.09	(.19)	(.10)	(.17)	—	(.17)	— [d]	$16.31	(.72)	$11,192	1.64	1.64	.48	106.97
August 31, 2009	27.64	.15	(9.11)	(8.96)	—	(2.10)	(2.10)	— [d]	16.58	(29.82)	9,966	1.69 [e,f]	1.68 [f]	1.00 [f]	91.97
August 31, 2008	34.87	.22	(.53)	(.31)	(.06)	(6.87)	(6.93)	.01	27.64	(2.99)	10,129	1.43 [f]	1.43 [f]	.69 [f]	98.54
August 31, 2007	31.09	.08	7.31	7.39	(.37)	(3.25)	(3.62)	.01	34.87	25.69	5,684	1.48 [f]	1.48 [f]	.25 [f]	63.78
August 31, 2006	30.89	.10 [g]	3.98	4.08	(.03)	(3.86)	(3.89)	.01	31.09	14.62	2,370	1.45 [f,g]	1.45 [f,g]	.28 [f,g]	56.42

Class Y
August 31, 2010	$16.97	.18	(.18)	— [d]	(.24)	—	(.24)	— [d]	$16.73	(.16)	$9,069	1.14	1.14	.95	106.97
August 31, 2009	28.07	.23	(9.23)	(9.00)	—	(2.10)	(2.10)	— [d]	16.97	(29.47)	11,052	1.19 [e,f]	1.18 [f]	1.48 [f]	91.97
August 31, 2008	35.26	.38	(.54)	(.16)	(.17)	(6.87)	(7.04)	.01	28.07	(2.51)	16,306	.93 [f]	.93 [f]	1.16 [f]	98.54
August 31, 2007	31.38	.25	7.37	7.62	(.50)	(3.25)	(3.75)	.01	35.26	26.30	17,390	.98 [f]	.98 [f]	.77 [f]	63.78
August 31, 2006†	32.74	.22 [g]	2.31	2.53	(.04)	(3.86)	(3.90)	.01	31.38	9.14*	14,795	.87* [f,g]	.87* [f,g]	.73* [f,g]	56.42

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

† For the period October 4, 2005 (commencement of operations) to August 31, 2006.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets as of August 31, 2009 (Note 2).

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2009	0.05%

August 31, 2008	<0.01

August 31, 2007	<0.01

August 31, 2006	<0.01

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/10

Note 1: Significant accounting policies

Putnam Global Natural Resources Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in common stocks of large and midsized companies worldwide in the energy and other natural resources industries that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2009 through August 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $172,100,000 on forward currency contracts for the reporting period.

F) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to manage exposure to specific sectors or industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,100,000 on total return swap contracts for the reporting period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $333,915 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,833,345 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $454,545.

H) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,039,520 and the fund received cash collateral of $2,052,000.

I) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

J) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2010, the fund had a capital loss carryover of $149,368,428 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$77,589,426	August 31, 2017

71,779,002	August 31, 2018

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $5,294,901 to increase undistributed net investment income with an increase to accumulated net realized losses of $5,294,901.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$23,861,075
Unrealized depreciation	(35,633,946)

Net unrealized depreciation	(11,772,871)
Undistributed ordinary income	7,545,116
Capital loss carryforward	(149,368,428)
Cost for federal income tax purposes	$355,184,197

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.780% of the first $5 billion, 0.730% of the next $5 billion, 0.680% of the next $10 billion, 0.630% of the next $10 billion, 0.580% of the next $50 billion, 0.560% of the next $50 billion, 0.550% of the next $100 billion, and 0.545% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $955,226 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $296,913 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreement and the fund paid $1,370,308, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $388 under the expense offset arrangements and by $53,571 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $255, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $62,598 and $1,633 from the sale of class A and class M shares, respectively, and received $45,295 and $704 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,000 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $421,481,354 and $463,458,409, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/10		Year ended 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	2,002,977	$37,117,456	3,131,951	$47,877,015

Shares issued in connection with
reinvestment of distributions	183,630	3,474,273	2,687,515	33,674,558

	2,186,607	40,591,729	5,819,466	81,551,573

Shares repurchased	(4,131,637)	(74,958,092)	(6,745,678)	(106,889,405)

Net decrease	(1,945,030)	$(34,366,363)	(926,212)	$(25,337,832)

	Year ended 8/31/10		Year ended 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	220,715	$3,643,493	427,552	$6,105,456

Shares issued in connection with
reinvestment of distributions	7,321	124,635	387,410	4,373,862

	228,036	3,768,128	814,962	10,479,318

Shares repurchased	(828,527)	(13,735,781)	(1,515,466)	(21,383,143)

Net decrease	(600,491)	$(9,967,653)	(700,504)	$(10,903,825)

	Year ended 8/31/10		Year ended 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	181,492	$3,042,015	230,343	$3,234,368

Shares issued in connection with
reinvestment of distributions	4,269	74,284	132,202	1,526,937

	185,761	3,116,299	362,545	4,761,305

Shares repurchased	(226,318)	(3,757,876)	(417,021)	(6,052,224)

Net decrease	(40,557)	$(641,577)	(54,476)	$(1,290,919)

	Year ended 8/31/10		Year ended 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	75,669	$1,343,470	160,901	$2,556,906

Shares issued in connection with
reinvestment of distributions	2,429	43,891	49,992	599,409

	78,098	1,387,361	210,893	3,156,315

Shares repurchased	(101,820)	(1,785,855)	(201,921)	(3,293,983)

Net increase (decrease)	(23,722)	$(398,494)	8,972	$(137,668)

	Year ended 8/31/10		Year ended 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	324,494	$5,968,364	386,393	$5,768,018

Shares issued in connection with
reinvestment of distributions	5,765	107,284	66,347	818,719

	330,259	6,075,648	452,740	6,586,737

Shares repurchased	(245,226)	(4,353,298)	(218,195)	(3,345,246)

Net increase	85,033	$1,722,350	234,545	$3,241,491

	Year ended 8/31/10		Year ended 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	96,462	$1,793,834	203,824	$3,006,777

Shares issued in connection with
reinvestment of distributions	7,275	138,303	83,202	1,047,510

	103,737	1,932,137	287,026	4,054,287

Shares repurchased	(212,692)	(3,890,774)	(216,717)	(3,497,456)

Net increase (decrease)	(108,955)	$(1,958,637)	70,309	$556,831

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$3,568,583	Payables	$3,579,343

Equity contracts	Receivables	151,353	Payables	—

Total		$3,719,936		$3,579,343

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$4,633,040	$—	$4,633,040

Equity contracts	—	972,444	$972,444

Total	$4,633,040	$972,444	$5,605,484

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$(351,207)	$—	$(351,207)

Equity contracts	—	151,353	$151,353

Total	$(351,207)	$151,353	$(199,854)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $10,269 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $131,186,989 and $142,090,870, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $5,973,791 or $0.28 per share (for all classes of shares). Taxes paid to foreign countries were $511,505 or $0.02 per share (for all classes of shares).

The fund designated 35.80% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2010, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	15,769,832	779,736

Jameson A. Baxter	15,817,814	731,754

Charles B. Curtis	15,801,767	747,801

Robert J. Darretta	15,813,705	735,863

Myra R. Drucker	15,819,532	730,036

John A. Hill	15,790,448	759,120

Paul L. Joskow	15,810,940	738,628

Elizabeth T. Kennan*	15,755,552	794,016

Kenneth R. Leibler	15,802,300	747,268

Robert E. Patterson	15,796,499	753,069

George Putnam, III	15,797,872	751,696

Robert L. Reynolds	15,810,306	739,262

W. Thomas Stephens	15,798,705	750,863

Richard B. Worley	15,806,707	742,861

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

11,477,683	512,090	460,851	4,098,944

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

11,437,231	678,575	334,819	4,098,943

A proposal to amend the fundamental investment restrictions with respect to the acquisition of voting shares was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

11,498,319	612,527	339,778	4,098,944

A proposal to amend the fundamental investment restrictions with respect to borrowing was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

11,143,612	967,878	339,135	4,098,943

A proposal to amend the fundamental investment restrictions with respect to making loans was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

11,177,301	942,538	330,785	4,098,944

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer, and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer,
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Beth S. Mazor
Putnam Investment	Barbara M. Baumann	Vice President
Management, LLC	Charles B. Curtis
One Post Office Square	Robert J. Darretta	James P. Pappas
Boston, MA 02109	Myra R. Drucker	Vice President
Paul L. Joskow
Investment Sub-Manager	Kenneth R. Leibler	Francis J. McNamara, III
Putnam Investments Limited	Robert E. Patterson	Vice President and
57–59 St James’s Street	George Putnam, III	Chief Legal Officer
London, England SW1A 1LD	Robert L. Reynolds
	W. Thomas Stephens	Robert R. Leveille
Investment Sub-Advisor	Richard B. Worley	Vice President and
The Putnam Advisory		Chief Compliance Officer
Company, LLC	Officers
One Post Office Square	Robert L. Reynolds	Mark C. Trenchard
Boston, MA 02109	President	Vice President and
BSA Compliance Officer
Marketing Services	Jonathan S. Horwitz
Putnam Retail Management	Executive Vice President,	Judith Cohen
One Post Office Square	Principal Executive	Vice President, Clerk and
Boston, MA 02109	Officer, Treasurer and	Assistant Treasurer
Compliance Liaison
Custodian		Michael Higgins
State Street Bank	Steven D. Krichmar	Vice President, Senior Associate
and Trust Company	Vice President and	Treasurer, Assistant Clerk
Principal Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
Independent Registered	Accounting Officer and	Proxy Manager
Public Accounting Firm	Assistant Treasurer
KPMG LLP
Susan G. Malloy
Trustees	Vice President and
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman

This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN007 263521 10/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2010	$40,506	$--	$3,800	$--

August 31, 2009	$41,101	$--	$3,800	$--

For the fiscal years ended August 31, 2010 and August 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 3,800 and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2010	$ -	$ -	$ -	$ -

August 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Natural Resources Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: October 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 29, 2010